Exhibit 10.12
FIRST AMENDMENT TO
ICU MEDICAL, INC. AMENDED AND RESTATED
2011 STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT TO THE ICU MEDICAL, INC. AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN (this “First Amendment”), dated as of December 31, 2019, is made and adopted by the Board of Directors (the “Board”) of ICU Medical, Inc., a Delaware corporation (the “Corporation”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Corporation maintains the ICU Medical, Inc. Amended and Restated 2011 Stock Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 13(a) of the Plan, the Board may at any time amend the Plan; and

WHEREAS, the Corporation desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein.

AMENDMENT

1.	The last sentence of Section 7(c) of the Plan is hereby amended and restated in its entirety as follows:

“Upon exercise or vesting of an Award, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares which have a Fair Market Value on the date of repurchase no greater than the aggregate amount of such liabilities based on the maximum applicable statutory tax withholding rates incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).”

2.	This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.
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I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of ICU Medical, Inc. on December 31, 2019.

Executed on this 31st day of December, 2019.

/s/ Scott Lamb
Scott Lamb
CFO & Treasurer